UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2010
MedQuist Inc.
(Exact name of registrant as specified in charter)

New Jersey	001-13326	22-2531298
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
1000 Bishops Gate Boulevard, Suite 300,
Mount Laurel, New Jersey 08054-4632
(Address of principal executive offices) (Zip Code)
(856) 206-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 8, 2010, the Company issued a press release announcing the Company currently expects that the payment date for the special cash dividend will be October 15, 2010 and that the Company anticipates the ex-dividend date will be the first business day following the dividend payment date. The Company noted, however, that no assurance could be given by the Company that this would be the case as the determination of the ex-dividend date would be made by NASDAQ upon notification that the conditions to the payment of the dividend have been satisfied.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company, dated October 8, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: October 12, 2010	By:	/s/ Mark Sullivan
Mark Sullivan
General Counsel, Chief Compliance Officer & Secretary

     Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company, dated October 8, 2010.